Exhibit 99.2

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TELLURIAN INVESTMENTS INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Tellurian Investments Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”).

DOES HEREBY CERTIFY:

1. The name of the corporation is Tellurian Investments Inc., and that this corporation was originally converted from a limited liability company to a corporation pursuant to the General Corporation Law on February 23, 2016 under the name Tellurian Investments Inc.

2. That the Board of Directors of this corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

FIRST: The name of the corporation is Tellurian Investments Inc. (the “Corporation”)

SECOND: The registered office of the Corporation in the State of Delaware is located at 1675 South State Street, Suite B, in the City of Dover, County of Kent, 19901. The name of the registered agent of the Corporation at such address is Capitol Services, Inc.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the Delaware General Corporation Law. The Corporation will have perpetual existence. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,467,851 shares, divided into two classes consisting of (i) 200,000,000 shares of common stock, par value of $0.001 per share (“Common Stock”) and (ii) 5,467,851 shares of preferred stock, par value of $0.001 per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of the Series A Preferred Stock (which statement shall supersede any other provision of this Certificate of Incorporation or any other organizational document of the Corporation).

5,467,851 shares of the authorized and unissued Preferred Stock are hereby designated “Series A Preferred Stock” with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “sections” or “subsections” in this Article Fourth refer to sections and subsections of this Article Fourth.

1.	General.

(a) The shares of such series shall be designated the Series A Preferred Stock (hereinafter referred to as the “Series A Preferred Stock”).

(b) Each share of Series A Preferred Stock shall be identical in all respects with the other shares of Series A Preferred Stock.

(c) Shares of Series A Preferred Stock redeemed or purchased by the Corporation or converted into Common Stock, or exchanged for Magellan securities, shall be cancelled and shall revert to authorized but unissued Preferred Stock, undesignated as to series.

(d) In any case where any dividend payment date or redemption date shall not be a Business Day, then (notwithstanding any other provision of this Certificate of Incorporation) payment of dividends or redemption price need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the dividend payment date or redemption date; provided, however, that no interest shall accrue on such amount of dividends or redemption price for the period from and after such dividend payment date or redemption date, as the case may be.

2.	Dividends. So long as any shares of Series A Preferred Stock are outstanding:

(a) If the Magellan Merger Closing has not occurred, the Corporation shall neither pay nor declare any dividends, nor make any redemptions or repurchases (except as permitted by Section 4 and except ordinary course repurchases or deemed repurchases occurring in connection with the vesting or exercise of compensatory equity awards and related tax withholding), in respect of Common Stock, Preferred Stock, Junior Stock or any other class of stock; and

(b) If the Magellan Merger Closing has occurred, (i) the Corporation shall neither pay nor declare any dividends, nor make any redemptions or repurchases (except as permitted by Section 4 and except ordinary course repurchases or deemed repurchases occurring in connection with the vesting or exercise of compensatory equity awards and related tax withholding), in respect of Preferred Stock or Junior Stock, except that the Corporation shall be entitled to declare and pay dividends and make redemptions and repurchases in respect of Common Stock and (ii) the Corporation shall not permit Magellan to declare or pay dividends, nor make any redemptions or repurchases, in respect of its equity interests.

3.	Liquidation.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive an amount in cash equal to $4.57218 per share of Series A Preferred Stock (the “Liquidation Payment”) before any distribution is made to holders of shares of Common Stock, Junior Stock or Parity Stock upon any such liquidation, dissolution or winding up of the affairs of the Corporation. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then-outstanding shares of Series A Preferred Stock are insufficient to pay the full amount of the Liquidation Payment in respect to all then-outstanding shares of Series A Preferred Stock, then all such assets and proceeds of the Corporation thus distributable shall be distributed ratably in respect of the then-outstanding shares of Series A Preferred Stock.

(b) Notice of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be given by mail, postage prepaid, not less than 30 days prior to the distribution or payment date stated therein, to each holder of record of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein. Such notice shall state a distribution or payment date, the amount of the Liquidation Payment and the place where the Liquidation Payment shall be distributable or payable.

(c) For the purposes of this Section 3, neither the voluntary sale, lease, conveyance, exchange or transfer of all or substantially all the property or assets of the Corporation (whether for cash, shares of stock, securities or other consideration), nor the consolidation or merger of the Corporation with one or more other entities, shall be deemed to be a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, unless such voluntary sale, lease, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the affairs of the Corporation.

(d) After the payment in cash to the holders of shares of the Series A Preferred Stock of the full amount of the Liquidation Payment with respect to outstanding shares of Series A Preferred Stock, the holders of outstanding shares of Series A Preferred Stock shall have no right or claim, based on their ownership of shares of Series A Preferred Stock, to any of the remaining assets of the Corporation.

4.	Redemption. The Series A Preferred Stock shall not be redeemable except as set forth in this Section 4.

(a) Subject to Section 4(f), if the Magellan Merger Closing has not occurred by December 31, 2017, then at any time on or after such date so long as at such time the Magellan Merger Agreement has been terminated in accordance with its terms, the Corporation, at its option, may redeem all (but not less than all) of the outstanding shares of Series A Preferred Stock in accordance with this Section 4 (a “Redemption”).

(b) The redemption price payable for each share of Series A Preferred Stock redeemed pursuant to a Redemption shall be equal to $25,000,000 divided by the number of outstanding shares of Series A Preferred Stock, paid in cash.

(c) The Corporation shall give notice of any Redemption by mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, to each holder of record of the shares of Series A Preferred Stock to be redeemed appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein. Such notice to any holder shall state the redemption date; the redemption price; and the place where the shares to be redeemed shall be presented and surrendered for payment of the redemption price therefor. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of the Series A Preferred Stock to be redeemed shall not affect the validity of the proceedings for the redemption of any other shares of the Series A Preferred Stock.

(d) If notice of redemption of shares of Series A Preferred Stock to be redeemed on a redemption date shall have been duly given, and if the Corporation deposits in cash the aggregate redemption price of such shares in an irrevocable trust with (i) a bank or trust company organized and in good standing under the laws of the United States of America or any State thereof, doing business in the Borough of Manhattan, The City of New York and having capital and surplus of not less than $500,000,000 according to its last published statement of condition (a “Trust”) or (ii) another paying agent reasonably acceptable to the holder(s) of a majority of the outstanding shares of Series A Preferred Stock, in each case for the pro rata benefit of the holders of such shares prior to such redemption date, then from and after the time of such deposit, and notwithstanding that any certificate representing any such shares shall not have been surrendered for cancellation, (1) the holders of such shares shall cease to be stockholders with respect to such shares, (2) such shares shall no longer be deemed to be outstanding and shall no longer be transferable on the books of the Corporation and (3) such holders shall have no interest in or claim against the Corporation with respect to such shares except only the right to receive from such bank, trust company or paying agent the funds so deposited, without interest, upon surrender of the certificates representing such shares on or after the date of such deposit. Any funds so deposited by the Corporation in a Trust which shall not be required for the redemption of any shares of Series A Preferred Stock because of the conversion thereof shall be released from such Trust and repaid to the Corporation forthwith. Any funds so deposited in a Trust and unclaimed at the end of two years from the date fixed for redemption shall, to the extent permitted by law, be repaid to the Corporation upon its request, after which the holders of such shares shall look only to the Corporation for payment thereof.

(e) Any Redemption shall be effected only out of funds legally available for such purpose.

(f) Upon any redemption of shares of Series A Preferred Stock, the shares of Series A Preferred Stock so redeemed shall be cancelled and shall revert to authorized but unissued Preferred Stock, undesignated as to series, and the number of shares of Preferred Stock which the Corporation shall have authority to issue shall not be decreased by such redemption.

(g) In the event that any shares of Series A Preferred Stock shall be converted into Common Stock or exchanged for Magellan Common Stock prior to the close of business on the second Business Day prior to the date fixed for redemption, (i) the Corporation shall not be obligated nor have the right to redeem such shares on such date and (ii) any funds which shall have been deposited for the payment of the applicable redemption price shall be returned to the Corporation.

5.	Conversion; Exchange.

5.1. While the Magellan Merger is Pending. The holders of shares of Series A Preferred Stock shall have no conversion or exchange rights except as set forth in this Section 5.

5.2. If the Magellan Merger Does Not Occur: Optional Conversion. If the Magellan Merger Closing has not occurred and (a) the Magellan Merger Agreement has been terminated in accordance with its terms, (b) December 31, 2017 has passed, (c) any liquidation, dissolution or winding up of the affairs of the Corporation occurs or (d) if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date and the first date on which such Parity Stock is convertible into Common Stock has passed, then the holders of shares of Series A Preferred Stock shall have the right, at their option, to convert all (but not less than all) such shares into shares of Common Stock at any time (or, in the case of a liquidation, dissolution or winding up of the affairs of the Corporation, immediately prior thereto) on and subject to the following terms and conditions:

(a) Each share of Series A Preferred Stock shall be convertible into 0.76923 shares of Common Stock (herein called the “Conversion Ratio”). The Conversion Ratio shall be adjusted in certain instances as provided in Section 5.2(d).

(b) In order to convert shares of Series A Preferred Stock the holder thereof shall surrender at the office of the Corporation the certificate(s) therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at such office that he elects to convert such shares. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock other than as provided in Section 5.2(d).

(c) Shares of Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of surrender of the certificate(s) for such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such shares as a holder thereof shall cease and from and after such time the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5.6, to the person or persons entitled to receive the same.

(d) In the event the Corporation shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a subdivision (by any stock split, stock dividend, dividend of options, warrants or other similar instruments, stock reclassification or otherwise) of the outstanding shares of Common Stock into a greater number of shares of Common Stock (or other equity interests) or a spin-off or other distribution of indebtedness or other assets, then and in each such event the Conversion Ratio in effect at the opening of business on the day after the date upon which such subdivision, spin-off or other distribution becomes effective shall be proportionately adjusted. Additionally, if the Corporation shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a combination (by any reverse stock split or otherwise) of the outstanding shares of Common Stock or any repurchase of any outstanding shares of Common Stock such that it results in a smaller number of shares of Common Stock (or other equity interests), then and in each such event the Conversion Ratio in effect at the opening of business on the day after the date upon which such combination or repurchase becomes effective shall be proportionately adjusted. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is convertible into Common Stock and has a conversion ratio therefor that is more favorable to the holder(s) of such Parity Stock than the Conversion Ratio, then the Conversion Ratio shall be automatically adjusted to be equal to such more favorable conversion ratio. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is convertible into Common Stock and the issuance price (including original issuance discount and other similar fees) for such Parity Stock (for purposes of this Section 5.2(d), the “Parity Stock Issuance Price”) is less than $4.57218 per share (the “Series A Price”), then (to the extent not duplicative of any adjustment made pursuant to the immediately preceding sentence) the Conversion Ratio shall be automatically adjusted by multiplying it by the quotient derived by dividing the Series A Price by the Parity Stock Issuance Price. (For example, on the Original Issuance Date, the Conversion Ratio is 1 share of Series A Preferred Stock converts into 0.76923 shares of Common Stock; if the Corporation were to issue shares of Parity Stock at $2.28609 per share, then the Conversion Ratio would be adjusted such that thereafter 1 share of Series A Preferred Stock would convert into 1.53846 shares of Common Stock.) Any adjustment under this Section 5.2(d) shall become effective immediately after the opening of business on the day after the date upon which the applicable event becomes effective.

5.3. If the Magellan Merger Does Not Occur: Mandatory Conversion. If the Magellan Merger Closing has not occurred and the Magellan Merger Agreement has been terminated in accordance with its terms, then on the sixth anniversary of the Original Issue Date all shares of Series A Preferred Stock then outstanding shall automatically convert into shares of Common Stock on and subject to the following terms and conditions:

(a) Each share of Series A Preferred Stock shall be convertible at the Conversion Ratio. The Conversion Ratio shall be adjusted in certain instances as provided in Section 5.2(d).

(b) The Corporation shall use commercially reasonable efforts to give notice of such conversion to the holders of shares of Series A Preferred Stock at least 30 days before the conversion date. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock.

(c) Shares of Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the conversion date, and at such time the rights of the holder of such shares as a holder thereof shall cease and from and after such time the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the conversion date and after surrender of the certificate(s) representing the converted Series A Preferred Stock, the Corporation shall issue and shall deliver to the holder of each such certificate one or more certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5.6, to the person or persons entitled to receive the same.

5.4. If the Magellan Merger Occurs: Optional Exchange.

(a) Optional Exchange Into Magellan Preferred Stock. If the Magellan Merger Closing has occurred, then the holders of shares of Series A Preferred Stock shall have the right, at their option, to exchange all (but not less than all) such shares for shares of Magellan Preferred Stock at any time on and subject to the following terms and conditions:

(i) Each share of Series A Preferred Stock shall be exchangeable for one share of Magellan Preferred Stock (herein called the “Preferred Stock Exchange Ratio”). The Preferred Stock Exchange Ratio shall be adjusted in certain instances as provided in Section 5.4(a)(iv).

(ii) In order to exchange shares of Series A Preferred Stock the holder thereof shall surrender at the office of the Corporation the certificate(s) therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at such office that he elects to exchange such shares.

(iii) Shares of Series A Preferred Stock shall be deemed to have been exchanged immediately prior to the close of business on the day of surrender of the certificate(s) for such shares for exchange in accordance with the foregoing provisions, and at such time the rights of the holder of such shares as a holder thereof shall cease and from and after such time the person entitled to receive the Magellan Preferred Stock issuable upon such exchange shall be treated for all purposes as the record holder of such Magellan Preferred Stock. As promptly as practicable on or after the exchange date, the Corporation shall cause Magellan to issue and deliver at such office a certificate or certificates for the number of full shares of Magellan Preferred Stock issuable upon such exchange, together with payment in lieu of any fraction of a share, as provided in Section 5.6, to the person or persons entitled to receive the same.

(iv) In the event Magellan shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a subdivision (by any stock split, stock dividend, dividend of options, warrants or other similar instruments, stock reclassification or otherwise) of the outstanding shares of Magellan Preferred Stock into a greater number of shares of Magellan Preferred Stock (or other equity interests) or a spin-off or other distribution of indebtedness or other assets, then and in each such event the Preferred Stock Exchange Ratio in effect at the opening of business on the day after the date upon which such subdivision, spin-off or other distribution becomes effective shall be proportionately adjusted. Additionally, if Magellan shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a combination (by any reverse stock split or otherwise) of the outstanding shares of Magellan Preferred Stock or any repurchase of any outstanding shares of Magellan Preferred Stock such that it results in a smaller number of shares of Magellan Preferred Stock (or other equity interests), then and in each such event the Preferred Stock Exchange Ratio in effect at the opening of business on the day after the date upon which such combination or repurchase becomes effective shall be proportionately adjusted. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is exchangeable for Magellan Preferred Stock and has an exchange ratio therefor that is more favorable to the holder(s) of such Parity Stock than the Preferred Stock Exchange Ratio, then the Preferred Stock Exchange Ratio shall be automatically adjusted to be equal to such more favorable exchange ratio. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is exchangeable for Magellan Preferred Stock and the issuance price (including original issuance discount and other similar fees) for such Parity Stock (for purposes of this Section 5.4(a)(iv), the “Parity Stock Issuance Price”) is less than the Series A Price, then (to the extent not duplicative of any adjustment made pursuant to the immediately preceding sentence) the Preferred Stock Exchange Ratio shall be automatically adjusted by multiplying it by the quotient derived by dividing the Series A Price by the Parity Stock Issuance Price. (For example, on the Original Issuance Date, the Preferred Stock Exchange Ratio is 1 share of Series A Preferred Stock is exchangeable for 1 share of Magellan Preferred Stock; if the Corporation were to issue shares of Parity Stock at $2.28609 per share, then the Preferred Stock Exchange Ratio would be adjusted such that thereafter 1 share of Series A Preferred Stock would be exchangeable for 2 shares of Magellan Preferred Stock.) Any adjustment under this Section 5.4(a)(iv) shall become effective immediately after the opening of business on the day after the date upon which the applicable event becomes effective.

(v) Notwithstanding the foregoing provisions of this Section 5.4(a), neither the Corporation nor Magellan shall be required to effect any exchange pursuant to this Section 5.4(a) if to do so would be, in the good faith determination of the Board of Directors of Magellan, commercially unreasonable for the Corporation and/or Magellan.

(b) Optional Exchange Into Magellan Common Stock. If the Magellan Merger Closing has occurred, then the holders of shares of Series A Preferred Stock shall have the right, at their option, to exchange all (but not less than all) such shares for shares of Magellan Common Stock at any time (including immediately prior to any liquidation, dissolution or winding up of the affairs of the Corporation) on and subject to the following terms and conditions:

(i) Each share of Series A Preferred Stock shall be exchangeable for one share of Magellan Common Stock (herein called the “Common Stock Exchange Ratio”). The Common Stock Exchange Ratio shall be adjusted in certain instances as provided in Section 5.4(b)(iv).

(ii) In order to exchange shares of Series A Preferred Stock the holder thereof shall surrender at the office of the Corporation the certificate(s) therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at such office that he elects to exchange such shares.

(iii) Shares of Series A Preferred Stock shall be deemed to have been exchanged immediately prior to the close of business on the day of surrender of the certificate(s) for such shares for exchange in accordance with the foregoing provisions, and at such time the rights of the holder of such shares as a holder thereof shall cease and from and after such time the person entitled to receive the Magellan Common Stock issuable upon such exchange shall be treated for all purposes as the record holder of such Magellan Common Stock. As promptly as practicable on or after the exchange date, the Corporation shall cause Magellan to issue and deliver at such office a certificate or certificates for the number of full shares of Magellan Common Stock issuable upon such exchange, together with payment in lieu of any fraction of a share, as provided in Section 5.6, to the person or persons entitled to receive the same.

(iv) In the event Magellan shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a subdivision (by any stock split, stock dividend, dividend of options, warrants or other similar instruments, stock reclassification or otherwise) of the outstanding shares of Magellan Common Stock into a greater number of shares of Magellan Common Stock (or other equity interests) or a spin-off or other distribution of indebtedness or other assets, then and in each such event the Common Stock Exchange Ratio in effect at the opening of business on the day after the date upon which such subdivision, spin-off or other distribution becomes effective shall be proportionately adjusted. Additionally, if Magellan shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a combination (by any reverse stock split or otherwise) of the outstanding shares of Magellan Common Stock or any repurchase of any outstanding shares of Magellan Common Stock such that it results in a smaller number of shares of Magellan Common Stock (or other equity interests), then and in each such event the Common Stock Exchange Ratio in effect at the opening of business on the day after the date upon which such combination or repurchase becomes effective shall be proportionately adjusted. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is exchangeable for Magellan Common Stock and has an exchange ratio therefor that is more favorable to the holder(s) of such Parity Stock than the Common Stock Exchange Ratio, then the Common Stock Exchange Ratio shall be automatically adjusted to be equal to such more favorable exchange ratio. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is exchangeable for Magellan Common Stock and the issuance price (including original issuance discount and other similar fees) for such Parity Stock (for purposes of this Section 5.4(b)(iv), the “Parity Stock Issuance Price”) is less than the Series A Price, then (to the extent not duplicative of any adjustment made pursuant to the immediately preceding sentence) the Common Stock Exchange Ratio shall be automatically adjusted by multiplying it by the quotient derived by dividing the Series A Price by the Parity Stock Issuance Price. (For example, on the Original Issuance Date, the Common Stock Exchange Ratio is 1 share of Series A Preferred Stock is exchangeable for 1 share of Magellan Common Stock; if the Corporation were to issue shares of Parity Stock at $2.28609 per share, then the Common Stock Exchange Ratio would be adjusted such that thereafter 1 share of Series A Preferred Stock would be exchangeable for 2 shares of Magellan Common Stock.) Any adjustment under this Section 5.4(b)(iv) shall become effective immediately after the opening of business on the day after the date upon which the applicable event becomes effective.

5.5. If the Magellan Merger Occurs: Mandatory Exchange. If the Magellan Merger Closing has occurred, then on the sixth anniversary of the Original Issue Date all shares of Series A Preferred Stock then outstanding shall automatically be exchanged for shares of Magellan Common Stock on and subject to the following terms and conditions:

(a) Each share of Series A Preferred Stock shall be exchangeable for one share of Magellan Common Stock (herein called the “Exchange Ratio”). The Exchange Ratio shall be adjusted in certain instances as provided in Section 5.5(d).

(b) The Corporation shall use commercially reasonable efforts to give notice of such conversion to the holders of shares of Series A Preferred Stock at least 30 days before the exchange date.

(c) Shares of Series A Preferred Stock shall be deemed to have been exchanged immediately prior to the close of business on the exchange date, and at such time the rights of the holder of such shares as a holder thereof shall cease and from and after such time the person entitled to receive the Magellan Common Stock issuable upon such exchange shall be treated for all purposes as the record holder of such Magellan Common Stock. As promptly as practicable on or after the exchange date and after surrender of the certificate(s) representing the converted Series A Preferred Stock, the Corporation shall cause Magellan to issue and deliver a certificate or certificates for the number of full shares of Magellan Common Stock issuable upon such exchange, together with payment in lieu of any fraction of a share, as provided in Section 5.6, to the person or persons entitled to receive the same.

(d) In the event Magellan shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a subdivision (by any stock split, stock dividend, dividend of options, warrants or other similar instruments, stock reclassification or otherwise) of the outstanding shares of Magellan Common Stock into a greater number of shares of Magellan Common Stock (or other equity interests) or a spin-off or other distribution of indebtedness or other assets, then and in each such event the Exchange Ratio in effect at the opening of business on the day after the date upon which such subdivision, spin-off or other distribution becomes effective shall be proportionately adjusted. Additionally, if Magellan shall, at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, effect a combination (by any reverse stock split or otherwise) of the outstanding shares of Magellan Common Stock or any repurchase of any outstanding shares of Magellan Common Stock such that it results in a smaller number of shares of Magellan Common Stock (or other equity interests), then and in each such event the Exchange Ratio in effect at the opening of business on the day after the date upon which such combination or repurchase becomes effective shall be proportionately adjusted. Additionally, if the Corporation issues any Parity Stock during the 12 months after the Original Issue Date, which Parity Stock is exchangeable for Magellan Common Stock and has an exchange ratio therefor that is more favorable to the holder(s) of such Parity Stock than the Exchange Ratio, then the Exchange Ratio shall be automatically adjusted to be equal to such more favorable exchange ratio. Additionally, if the Corporation issues any Parity Stock during the 12 months after the

Original Issue Date, which Parity Stock is exchangeable for Magellan Common Stock and the issuance price (including original issuance discount and other similar fees) for such Parity Stock (for purposes of this Section 5.5(d), the “Parity Stock Issuance Price”) is less than the Series A Price, then (to the extent not duplicative of any adjustment made pursuant to the immediately preceding sentence) the Exchange Ratio shall be automatically adjusted by multiplying it by the quotient derived by dividing the Series A Price by the Parity Stock Issuance Price. (For example, on the Original Issuance Date, the Exchange Ratio is 1 share of Series A Preferred Stock is exchangeable for 1 share of Magellan Common Stock; if the Corporation were to issue shares of Parity Stock at $2.28609 per share, then the Exchange Ratio would be adjusted such that thereafter 1 share of Series A Preferred Stock would be exchangeable for 2 shares of Magellan Common Stock.) Any adjustment under this Section 5.5(d) shall become effective immediately after the opening of business on the day after the date upon which the applicable event becomes effective.

5.6. Fractional Interest. Neither the Corporation nor Magellan shall be required upon the conversion or exchange of any share of Series A Preferred Stock to issue any fractional shares, but may, in lieu of issuing any fractional share that would otherwise be issuable upon such conversion, pay a cash adjustment in respect of such fraction in an amount equal to the $6.00 (as adjusted in accordance with the principles set forth above) multiplied by the number (or fraction) of shares of Series A Preferred Stock equal to such fraction on the date of such conversion. If more than one share of Series A Preferred Stock shall be presented for conversion at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such conversion thereof (or full shares of Magellan Preferred Stock or Magellan Common Stock which shall be issuable upon such exchange therefor) shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so to be converted by such holder. The holders expressly waive their right to receive any fraction of a share of Common Stock, Magellan Preferred Stock or Magellan Common Stock or a stock certificate representing a fraction of a share of Common Stock, Magellan Preferred Stock or Magellan Common Stock if such amount of cash is paid in lieu thereof.

5.7. Reservation and Authorization of Common Stock. The Corporation covenants that, so long as any shares of Series A Preferred stock remain outstanding, the Corporation will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the conversion of the shares of Series A Preferred Stock and free of preemptive rights, such number of shares of Common Stock as from time to time shall be issuable upon the conversion in full of all outstanding shares of Series A Preferred Stock. The Corporation further covenants that it shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock then deliverable upon the conversion in full of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Corporation shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation covenants that the stock certificates issued to evidence any shares of Common Stock issued upon conversion of shares of Series A Preferred Stock will comply with the Delaware General Corporation Law and any other applicable law.

The Corporation hereby authorizes and directs its current and future transfer agents for the Common Stock at all times to reserve stock certificates for such number of authorized shares as shall be requisite for such purpose. The transfer agent or agents for the Series A Preferred Stock are hereby authorized to requisition from time to time from any such transfer agents for the Common Stock stock certificates required to honor outstanding shares of Series A Preferred Stock upon conversion thereof in accordance with the terms of this Certificate of Incorporation, and the Corporation hereby authorizes and directs such transfer agents to comply with all such requests of the transfer agent or agents for the Series A Preferred Stock. The Corporation will supply such transfer agents with duly executed stock certificates for such purposes.

5.8. Reservation and Authorization of Magellan Preferred Stock and Magellan Common Stock. The Corporation covenants that, if the Magellan Merger Closing has occurred and so long as any shares of Series A Preferred Stock remain outstanding:

(a) The Corporation will cause Magellan at all times to reserve and keep available, from its authorized and unissued Magellan Preferred Stock and Magellan Common Stock solely for issuance and delivery upon the exchange of the shares of Series A Preferred Stock and free of preemptive rights, such number of shares of Magellan Preferred Stock and Magellan Common Stock as from time to time shall be issuable upon the conversion in full of all outstanding shares of Series A Preferred Stock;

(b) The Corporation shall cause Magellan, from time to time, to take all steps necessary to increase the authorized number of shares of its Magellan Preferred Stock and Magellan Common Stock if at any time the authorized number of shares of Magellan Preferred Stock and Magellan Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Magellan Preferred Stock and Magellan Common Stock then deliverable upon the exchange of all outstanding shares of Series A Preferred Stock;

(c) All shares of Magellan Preferred Stock and Magellan Common Stock issuable upon exchange of the shares of Series A Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein);

(d) The stock certificates issued to evidence any shares of Magellan Preferred Stock and Magellan Common Stock issued upon exchange of shares of Series A Preferred Stock will comply with the Delaware General Corporation Law and any other applicable law.

5.9. Changes in Common Stock. In case at any time or from time to time after the Original Issue Date while the shares of Series A Preferred Stock remain outstanding, the Corporation shall be a party to or shall otherwise engage in any transaction or series of related transactions (other than the transactions contemplated by the Magellan Merger Agreement) constituting a merger of the Corporation into, a consolidation of the Corporation with, a sale, lease, transfer, conveyance or other disposition (in one or a series of related transactions) of all or substantially all of the Corporation’s assets to, or an acquisition of 50% or more of the voting interests in the Corporation by, any other Person (a “Non-Surviving Transaction”) then, as a condition to the consummation of such Non-Surviving Transaction, the Corporation shall cause such other Person to make lawful provision as a part of the terms of such Non-Surviving Transaction whereby:

(a) so long as any share of Series A Preferred Stock remains outstanding, on such terms and subject to such conditions substantially identical to the provisions set forth in this Certificate of Incorporation, each share of Series A Preferred Stock, upon the conversion thereof at any time on or after the consummation of such Non-Surviving Transaction, shall be convertible into, in lieu of the Common Stock issuable upon such conversion prior to such consummation, only the securities or other property (“Substituted Property”) that would have been receivable upon such Non-Surviving Transaction by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock was convertible immediately prior to such Non-Surviving Transaction, assuming such holder of Common Stock:

(i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (“Constituent Person”), or an Affiliate of a Constituent Person; and

(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Non-Surviving Transaction (provided that if the kind or amount of securities, cash and other property receivable upon such Non-Surviving Transaction is not the same for each share of Common Stock held immediately prior to such Non-Surviving Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then, for the purposes of this Section 5.9, the kind and amount of securities, cash and other property receivable upon such Non-Surviving Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

(b) the rights, preferences, privileges and obligations of such other Person and the holders of shares of Series A Preferred Stock in respect of Substituted Property shall be substantially identical to the rights, preferences, privileges and obligations of the Corporation and holders of shares of Series A Preferred Stock in respect of Common Stock hereunder as set forth in this Section 5.

Such lawful provision shall provide for adjustments which, for events subsequent to the effective date of such lawful provision, shall be substantially identical to the adjustments provided for elsewhere in this Section 5. The above provisions of this Section 5.9 shall similarly apply to successive Non-Surviving Transactions.

5.10. Statement on Certificates. Irrespective of any adjustment in the Conversion Ratio, Preferred Stock Exchange Ratio, Common Stock Exchange Ratio or Exchange Ratio or the amount or kind of shares into which the shares of Series A Preferred Stock are convertible or exchangeable, certificates for shares of Series A Preferred Stock theretofore or thereafter issued may continue to express the same Conversion Ratio, Preferred Stock Exchange Ratio, Common Stock Exchange Ratio and/or Exchange Ratio initially applicable or amount or kind of shares initially issuable upon conversion or exchange of the Series A Preferred Stock evidenced thereby (but the adjusted amount shall nonetheless be the determinative amount).

5.11. No Voting or Dividend Rights. Subject to the provisions of Section 6 and except as may be specifically provided for in this Article Fourth, until the conversion or exchange of any share of Series A Preferred Stock:

(i) no holder of any share of Series A Preferred Stock shall have or exercise any rights by virtue hereof as a holder of Common Stock, including, without limitation, the right to vote or to receive dividends and other distributions as a holder of Common Stock or to receive notice of, or attend, meetings or any other proceedings of holders of Common Stock;

(ii) the consent of any such holder as a holder of Common Stock shall not be required with respect to any action or proceeding of the Corporation;

(iii) no such holder, by reason of the ownership or possession of a share of Series A Preferred Stock, shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable not in violation of Section 2 to the holders of Common Stock prior to, or for which the relevant record date preceded, the date of the conversion of such share of Series A Preferred Stock; and

(iv) no such holder shall have any right not expressly conferred hereunder or by applicable law with respect to the share of Series A Preferred Stock held by such holder.

5.12. Payment of Taxes. The Corporation and Magellan shall pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock, Magellan Common Stock and Magellan Preferred Stock on conversion or exchange of shares of Series A Preferred Stock pursuant hereto. Neither the Corporation nor Magellan shall impose any service charge in connection with any such conversion. Neither the Corporation nor Magellan shall be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for shares of Common Stock, Magellan Common Stock or Magellan Preferred Stock or payment of cash or other property to any recipient other than the holder of the share of Series A Preferred Stock converted or exchanged, and in case of such transfer or payment, the transfer agent or agents for the Series A Preferred Stock and neither the Corporation nor Magellan shall be required to issue or deliver any certificate or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the transfer agent or agents for the Series A Preferred Stock or the Corporation or Magellan or (b) it has been established to the Corporation’s satisfaction that any such tax or other charge that is or may become due has been paid. Notwithstanding anything to the contrary in this Section 5.12, Magellan shall have no obligation with respect to this Section 5.12 if the Magellan Merger Closing does not occur.

6.	Voting.

(a) The holders of shares of Series A Preferred Stock shall have no voting rights whatsoever, except as otherwise provided in this Section 6 or as otherwise specifically required by law. As to matters upon which holders of shares of Series A Preferred Stock are entitled to vote as a class, the holders of Series A Preferred Stock shall be entitled to one vote per share and such vote shall be by majority vote.

(b) Except as provided to the contrary in the proviso to this sentence, each holder of outstanding shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law; provided, however, that, except as set forth in Section 6(c)(vi), the shares of Series A Preferred Stock shall not be entitled to vote with respect to the Magellan Merger, the Magellan Merger Agreement, or any matter directly relating to the Magellan Merger or the Magellan Merger Agreement. In any such vote, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible pursuant to Section 5.2(b) (regardless of whether such Series A Preferred Stock is then-convertible) as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

(c) So long as any shares of Series A Preferred Stock remain outstanding, in addition to any other vote or consent of stockholders required by law or this Certificate of Incorporation, the Corporation shall not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the holders of at least a majority of the number of shares of Series A Preferred Stock then outstanding:

(i) authorize or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, Preferred Stock or shares of any other capital stock of the Corporation, which shares rank prior to shares of Series A Preferred Stock in the payment of dividends or in the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation (or amend the terms of any existing shares to provide for such ranking);

(ii) authorize or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, Parity Stock (or amend the terms of any existing shares to provide for such ranking) except such Parity Stock that is issued to Persons other than Affiliates, directors, officers, employees or consultants of the Corporation;

(iii) amend, alter or repeal any of the provisions of this Certificate of Incorporation so as to affect adversely the powers, designations, preferences and rights of the Series A Preferred Stock or the holders thereof or amend, alter or repeal any of the provisions of this Article Fourth; provided, however, that, for the avoidance of doubt, the amendment of this Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any Fully Junior Stock shall not be deemed to affect adversely the powers, designations, preferences and rights of the Series A Preferred Stock or the holders thereof;

(iv) take any other corporate action that adversely affects any of the rights, preferences or privileges of the Series A Preferred Stock; provided, however, that for the avoidance of doubt this Section 6(c)(iv) shall not refer to any commercial or business decision made by the Corporation that may affect the value of the Series A Preferred Stock but does not change its rights, preferences or privileges (such as the incurrence of debt) or the issuance of Parity Stock permitted by Section 6(c)(ii);

(v) engage in any business, act or activity other than any business related in any manner to hydrocarbons or energy; or

(vi) modify, amend or waive any provision of the Magellan Merger Agreement that alters the relative exchange ratio as between the shareholders of the Corporation and the shareholders of Magellan.

7.	Certain Definitions.

As used herein with respect to the Series A Preferred Stock, the following terms shall have the following meanings:

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means a day except a Saturday or Sunday or other day on which the banks in the city of Houston, Texas are authorized or required by applicable law to be closed.

“Fully Junior Stock” means any Junior Stock over which the Series A Preferred Stock has preference and priority in the payment of dividends and in the distribution of assets on any liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation.

“holder” of shares of Series A Preferred Stock shall mean the stockholder in whose name such Series A Preferred Stock is registered in the stock books of the Corporation.

“Junior Stock” means the Common Stock, par value $0.01 per share, of the Corporation and any other class or series of shares of the Corporation or any of its subsidiaries hereafter authorized over which the Series A Preferred Stock has preference or priority in the payment of dividends (including prohibiting any such dividends while any Series A Preferred Stock is outstanding) or in the distribution of assets on any liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation or its subsidiaries.

“Magellan” means Magellan Petroleum Corporation, a Delaware corporation.

“Magellan Common Stock” means common stock of Magellan, par value $0.01 per share.

“Magellan Merger” means the merger contemplated by the Magellan Merger Agreement.

“Magellan Merger Agreement” means that certain merger agreement dated as of August 2, 2016 among the Corporation, Magellan and River Merger Sub, Inc. (as amended, restated, supplemented and/or otherwise modified from time to time).

“Magellan Merger Closing” means the closing of the transactions contemplated by the Magellan Merger Agreement, including the Magellan Merger.

“Magellan Preferred Stock” means Series B Preferred Stock of Magellan, par value $0.01 per share, with terms, conditions, rights, preferences and privileges substantially identical to those of the Series A Preferred Stock (including that such Series B Preferred Stock of Magellan shall be senior to or pari passu with all other shares) except (i) such shares are convertible on a one-for-one basis for shares of Magellan Common Stock (subject to similar adjustments as are set forth in this Certificate of Incorporation), (ii) such shares are not convertible into Common Stock and (iii) such shares shall not be redeemable.

“Original Issue Date” means the date on which shares of Series A Preferred Stock are first originally issued under this Article Fourth.

“Parity Stock” means any class or series of shares of the Corporation (including Series A Preferred Stock) that have pari passu preference with the Series A Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation.

“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity.

8.	No Other Rights.

The shares of Series A Preferred Stock shall not have any powers, designations, preferences or relative, participating, optional, or other special rights, nor shall there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth herein or in this Certificate of Incorporation or as may be provided by law.

FIFTH: No holder of shares of stock of the Corporation shall have a preemptive right to purchase or subscribe for and receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, option, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock.

SIXTH: No stockholders of the Corporation shall have the right and power to cumulate votes attributable to their shares for the election of directors.

SEVENTH: The business and affairs of this Corporation shall be managed and conducted by a Board of Directors consisting of one or more members who need not be stockholders. The number of directors of the Corporation shall be fixed as specified or provided for in the bylaws of the Corporation.

EIGHTH: The Board of Directors shall have full power and authority to manage the Corporation and any and all of its assets, properties, businesses, and affairs, including the right to elect such officers and assistant officers and to designate and appoint such agents and employees as the Board of Directors deems advisable and to allow them suitable compensation, and shall have any and all additional powers and authority, not inconsistent with the express terms of this Certificate of Incorporation, that are expressly or impliedly granted to or invested in the Board of Directors by the statutes or laws of the State of Delaware, as now in effect and as hereafter amended or modified. Election of directors need not be by written ballot, except and to the extent provided in the bylaws of the Corporation.

NINTH: Except as otherwise provided by statute, any action that might have been taken at a meeting of stockholders by a vote of the stockholders may be taken with the written consent of stockholders owning (and by such written consent, voting) in the aggregate not less than the minimum percentage of the total number of shares that by statute, this Certificate of Incorporation, the bylaws of the Corporation or an agreement of all of the stockholders are required to be voted with respect to such proposed corporate action; provided, however, that the written consent of a stockholder who would not have been entitled to vote upon the action if a meeting were held shall not be counted; and further provided, that prompt notice shall be given to all stockholders of the taking of such corporate action without a meeting if less than unanimous written consent of all stockholders who have been entitled to vote on the action if a meeting were held is obtained.

TENTH: In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation or adopt new bylaws, without any action on the part of the stockholders; provided, however, that no such adoption, amendment, or repeal shall be valid with respect to bylaw provisions which have been adopted, amended, or repealed by the stockholders; and further provided, that bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered, or repealed by the stockholders.

ELEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them, and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of

Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholders thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of §291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of § 279 of the Delaware General Corporation Law order a meeting of the creditors or class of creditors; and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TWELFTH: To the fullest extent permitted by applicable law, a director or officer of the Corporation shall be entitled to indemnification from the Corporation for any loss, damage, claim, legal proceeding or investigation (a “Loss”) (or any expenses or costs associated therewith (“Costs”)) incurred by such director or officer by reason of any act or omission performed or omitted by such director or officer in good faith on behalf of the Corporation and in a manner reasonably believed to be within the scope of the authority conferred on such director or officer by the Corporation or by Delaware law, except that (a) no director or officer shall be entitled to be indemnified in respect of any Loss or Costs incurred by such director or officer by reason of such director or officer’s willful misconduct with respect to such acts or omissions and (b) no director or officer shall be entitled to be indemnified in respect of any Loss or Costs incurred by the director or officer for (i) such director or officer’s breach of his duty of loyalty to the Corporation or its stockholders, (ii) such director or officer’s acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, or (iii) any transaction from which the director or officer derived an improper personal benefit; provided, however, that any indemnity under this Article Twelfth shall be funded out of and to the extent of Corporation assets only (including any applicable insurance proceeds), and no director or officer shall have personal liability on account thereof. In a manner determined appropriate by the Board of Directors, the Corporation shall advance Costs incurred by or on behalf of a director or officer in connection with any Loss even before a final determination is made as to whether the director or officer is entitled to indemnification. The Corporation may enter into agreements with its directors or officers to provide for indemnification consistent with the terms and conditions set forth in this Article Thirteenth. The Corporation may purchase and maintain director and officer liability insurance at appropriate levels of coverage as determined by the Board of Directors.

The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

THIRTEENTH: A director or officer of the Corporation shall not be liable to the Corporation or any other person or entity who has an interest in the Corporation for a Loss or Costs incurred by reason of any act or omission performed or omitted by such director or officer in good faith on behalf of the Corporation, in a manner reasonably believed to be in the best interest of the Corporation and in a manner reasonably believed to be within the scope of the authority conferred on such director or officer by the Corporation or by Delaware law, except that (a) a director or officer shall be liable for any such Loss and Costs incurred by reason of such director or officer’s willful misconduct, and (b) notwithstanding anything in this Certificate of Incorporation to the contrary, no provision of this Certificate of Incorporation shall eliminate or limit the liability of a director or officer for (i) any breach of that person’s duty of loyalty to the Corporation or the stockholders (which duty of loyalty shall be not less than the duty of loyalty of a director of a Delaware corporation to such Corporation and its stockholders under Delaware law), (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, or (iii) any transaction from which the director or officer derived an improper personal benefit.

FOURTEENTH: The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation, bylaws of the Corporation or written agreement of all of the stockholders of the Corporation, from time to time, to amend the Certificate of Incorporation or any provisions thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

FIFTEENTH: The Corporation expressly elects not to be governed by §203 of the Delaware General Corporation Law.

* * *

3. The foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4. That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 23rd day of November, 2016.

/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	President and Chief Executive Officer